VAN KAMPEN FOCUS PORTFOLIOS, SERIES 381

                     The Dow 30SM Index Portfolio, Series 16
                 Great International Firms Portfolio, Series 22
        Morgan Stanley U.S. Multinational 50 IndexSM Portfolio, Series 14

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 25, 2003

     Notwithstanding anything to the contrary in the prospectus, the Mandatory Termination Date of the Portfolios is September 22, 2008. Due to a typographical error, the date stated in the prospectus is incorrect.

Supplement Dated:  July 28, 2003